Revett Shareholders Approve Change of Jurisdiction to the U.S. and Name Change

Spokane Valley, Washington, January 27, 2014; Revett Minerals Inc. (NYSE MKT: RVM / TSX: RVM) (“Revett” or the “Company”) is pleased to announce that shareholders have approved a proposed change of its jurisdiction of incorporation from Canada to the United States. As part of the domestication, which is expected to become effective on or about February 18, 2014, the Company will also change its name from Revett Minerals, Inc. to Revett Mining Company, Inc.

The common stock of Revett will continue to be listed on the New York Stock Exchange Market Division and the Toronto Stock Exchange under the trading symbol “RVM” and on the Frankfurt Stock Exchange under the trading symbol “37RN.” It will not be necessary for shareholders to exchange their existing share certificates for new stock certificates, but shareholders who wish to receive new stock certificates in exchange for their Revett Canada share certificates may do so by submitting the certificates they wish to exchange to the Company’s transfer agent, Computershare Investor Services, Inc., 8th Floor, 100 University Avenue, Toronto, Ontario, and requesting new certificates.

A total of 49% of the issued and outstanding shares of the Company were represented in person or by proxy at the Special Meeting of Shareholders. 99.4% of the votes cast were in favor of the proposed change of jurisdiction to the U.S. and name change.

John Shanahan, Revett’s President and CEO stated “We are pleased to have received shareholder approval to complete the continuance to a U.S. corporation. This move best reflects our operations and assets in the United States and will ultimately simplify reporting, tax planning, and streamline our corporate structure.”

About Revett

Revett, through its subsidiaries, owns and operates the Troy Mine in Lincoln County, Montana and the development-stage Rock Creek project located in Sanders County, Montana, USA. Its goal is to resume commercial production of the proven reserves at the Troy Mine and develop the significant resources at the Rock Creek project, and thereby become a premier mid-tier base and precious metals producer.

John Shanahan
President & CEO

For more information, please contact: Monique Hayes, Corporate Secretary / Director of Investor Relations (509) 921-2294 or visit our website at www.revettminerals.com.

11115 East Montgomery, Suite G, Spokane Valley, WA 99206
509-921-2294 fax 509-891-890

Except for the statements of historical fact contained herein, the information presented in this news release may contain "forward-looking statements" within the meaning of applicable Canadian securities legislation and The Private Securities Litigation Reform Act of 1995. Generally, these forward looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", or "does not expect", "is expected", "is not expected", "budget", "schedule", "estimates", "forecasts", "intends", "anticipates", "or does not anticipate" or "believes" or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements contained in this news release include statements relating to the Company’s expectation that the continuance will become effective on or about February 18, 2014. Actual results will depend upon acceptance by governmental bodies of filings related to the continuance. Forward looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business and economic uncertainties, risks and contingencies and those factors discussed in the section entitled "Risk Factors" in the Company’s Form S-4 registration statement filed on SEDAR at www.sedar.com and with the SEC on EDGAR at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not undertake to update any forward-looking statements except as required by applicable securities laws.

11115 East Montgomery, Suite G, Spokane Valley, WA 99206
509-921-2294 fax 509-891-890